UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

February 20, 2018

Energen Corporation

Registrant

1-7810	Alabama	63-0757759
Commission File Number	State of Incorporation	IRS Employer Identification Number

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.

On February 20, 2018, Energen Corporation issued a press release announcing the fourth quarter financial results. The press release and supplemental financial information are attached hereto as Exhibit 99.1 and 99.2.

The information furnished pursuant to Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 7.01	Regulation FD Disclosure.

Energen Corporation has included reconciliations of certain Non-GAAP financial measures to the related GAAP financial measures. The reconciliations are attached hereto as exhibit 99.3.

The information furnished pursuant to Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Energen Corporation under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number

99.1	Press Release dated February 20, 2018

99.2	Supplemental Financial Information

99.3	Non-GAAP Financial Measures Reconciliation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

99.1	*	Press Release dated February 20, 2018

99.2	*	Supplemental Financial Information

99.3	*	Non-GAAP Financial Measures Reconciliation

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

February 20, 2018	By /s/ Charles W. Porter, Jr.
Charles W. Porter, Jr. Vice President, Chief Financial Officer and Treasurer of Energen Corporation

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